Earnings/(Loss) Per Share	12 Months Ended
Jun. 30, 2018
Basic earnings per share [abstract]
Disclosure of earnings per share [Text Block]
14.
Earnings/(Loss) Per Share

The calculation of the basic earnings per share is based on loss attributable to equity holders of $17.8 million (2017: loss of $10.3 million and 2016: loss of $6.3 million) and the weighted average number of 110,115,854 shares outstanding (2017:110,322,214 and 2016: 110,766,600 shares) during the year.

Weighted-average number of ordinary shares (basic)

	2018	2017
Outstanding ordinary shares at July 1	110,322,214	110,766,600
Effect of treasury shares held	(206,360)	(444,386)
Weighted-average number of ordinary shares outstanding for the year ended June 30	110,115,854	110,322,214

The calculation of the diluted earnings per share for the years ended June 30, 2018, 2017 and 2016 was based on loss attributable to equity holders of $17.8 million, $10.3 million and $6.3 million, respectively and 110,115,854 weighted average number of shares outstanding during 2018 and 110,322,214 shares outstanding during 2017 and 110,766,600 outstanding during 2016. All of the ordinary shares issuable upon exercising employee share options and restricted shares were not included in the calculation of dilutive loss per share for 2018, 2017 and 2016 because the effect of inclusion would be anti-dilutive.

Options to purchase 1,440,000, 2,344,000 and 2,404,000 ordinary shares were exercisable as of June 30, 2018, 2017 and 2016, respectively. Total vested restricted shares outstanding as of June 30, 2018 were 10,153,605 (2017: 6,461,385, 2016: 2,769,165).